                                                                   EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                  ENVIRONMENTAL SYSTEMS PRODUCTS HOLDINGS INC.

      FIRST. The name of the corporation is Environmental Systems Products Holdings Inc.:

      SECOND. The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

      THIRD. The nature of the business, or objects or purposes to be transacted, promoted or carried on are to engage in any lawful activity for which corporations may be organized under the General Corporation Law of Delaware.

      FOURTH. The total number of shares of stock which the corporation shall have authority to issue and the par value per share and class are as follows:


      CLASS       NUMBER OF SHARES         PAR VALUE PER SHARE
      -----       ----------------         -------------------
      Common            10,000                     $.01


      FIFTH. The name and mailing address of the incorporator is as follows:


                   Name                          Mailing Address
                   ----                          ---------------
               Donna Guihon                    2300 N Street, N.W.
                                               Washington, D.C. 20037


The powers of the incorporator are to terminate upon the filing of the Certificate of Incorporation.

      SIXTH. The name and mailing address of each person who is to serve as an initial director until the first annual meeting of stockholders or until his successor is elected and qualified are as follows:

                   Name                          Mailing Address
                   ----                          ---------------

               Terry Smith                  7 Kirpes Road
                                            East Gramby, Connecticut 06026

               Alan J. Baxter               7 Kirpes Road
                                            East Gramby, Connecticut 06026

      SEVENTH. The business of the corporation shall be managed by a board of directors. The board of directors shall have the power, unless and to the extent that the board may from time to time by resolution relinquish or modify the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to, or repeal the bylaws of the corporation. The number of directors which shall constitute the whole board of directors shall be fixed in the manner provided in the bylaws.

      EIGHTH. The corporation is to have perpetual existence.

      NINTH. Elections of directors need not be by ballot unless the bylaws of the corporation shall so provide.

      TENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute.

      ELEVENTH. No director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this Article ELEVENTH shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of Title 8 of the Delaware Code (the Delaware General Corporation Law); or (iv) for any transaction from which the director derived an improper personal benefit. In the event that the Delaware General Corporation Law or any successor thereto is amended with respect to the permissible limits of directors' liability, this Article ELEVENTH shall be deemed to provide the fullest limitation on liability permitted under such amended statute. Any repeal or modification of this Article ELEVENTH by the stockholders of the corporation only shall be applied prospectively, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the personal liability of a director of the corporation existing immediately prior to such repeal or modification.

      THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly has hereunto set her hand this 12th day of March, 1998.


                                    /s/ Donna Guihon
                                    --------------------------
                                    Donna Guihon, Incorporator

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                  ENVIRONMENTAL SYSTEMS PRODUCTS HOLDINGS INC.

      Environmental Systems Products Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

      1. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 12, 1998.

      2. This Amended and Restated Certificate of Incorporation amends and restates the original Certificate of Incorporation.

      3. This Amended and Restated Certificate of Incorporation and the amendments to the Certificate of Incorporation contained herein were declared advisable and adopted by the Board of Directors on May 18, 1998 and have been duly adopted in accordance with the provisions of Section 241 and 245 of the General Corporation Law of the State of Delaware, as the Corporation has not yet received any payment for its capital stock.

      4. The test of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

                                    ARTICLE I

                                      NAME

      The name of the corporation is: Environmental Systems Products Holdings Inc. (the "Corporation").

                                   ARTICLE II

                     REGISTERED OFFICE AND REGISTERED AGENT

      The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                                   ARTICLE III

                                     PURPOSE

      The purpose or purposes for which the Corporation is organized are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as from time to time amended.

                                   ARTICLE IV

                                  CAPITAL STOCK

      The Corporation shall have the authority to issue a total of 125,000,000 shares of capital stock, each with a par value of $ 0.01, consisting of 120,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

                                    ARTICLE V

                                  COMMON STOCK

      Except as required by law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions. Except as required by law, the holders of shares of Common Stock shall be entitled to one vote per share of Common Stock on all matters on which stockholders of the Corporation have the right to vote.

                                   ARTICLE VI

                                 PREFERRED STOCK

                  Section A. Preferred Stock. The Corporation is authorized to issue shares of Preferred Stock from time to time in one or more series as may from time to time be determined by the Board of Directors of the Corporation (the "Board"), each of such series to be distinctly designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of each such series, including, but without limiting the generality of the foregoing, the following:

            1. The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such series, which number (except where otherwise provided by the Board in the resolution establishing such series) may be increased (but not above the total number of shares of Preferred Stock) or decreased (but not below the number of shares of such series then outstanding) from time to time by like action of the Board.

            2. The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative.

            3. The right, if any, of the holders of such series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation, and the terms and conditions of such conversion or exchange.

            4. Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the times at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed.

            5. The rights, if any, of the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation.

            6. The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of such series of the Preferred Stock.

            7. The voting powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with the holders of any other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation generally or under such specific circumstances and on such conditions as shall be provided in the resolution or resolutions of the Board adopted pursuant hereto, including, without limitation, in the event there shall have been a default in the payment of dividends on or redemption of any one or more series of Preferred Stock.

                  Section B. Rights of Preferred Stock.

            1. After the provisions with respect to preferential dividends on any series of Preferred Stock (fixed in accordance with the provisions of Section (A) of this Article VI), if any, shall have been satisfied and after the Corporation shall have complied with all the requirements, if any, with respect to redemption of, or the setting aside of sums as sinking funds or redemption or purchase accounts with respect to, any series of Preferred Stock (fixed in accordance with the provisions of Section (A) of this Article VI), and subject further to any other conditions that may be fixed in accordance with the provisions of Section (A) of this
Article VI, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board.

            2. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any (fixed in accordance with the provisions of Section
(A) of this Article VI), to be distributed to the holders of Preferred Stock by reason thereof, the holders of Common Stock shall, subject to the additional rights, if any (fixed in accordance with the provisions of Section (A) of this Article VI), of the holders of any outstanding shares of Preferred Stock, be entitled to receive all of the remaining assets of the Corporation, tangible or intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

            3. Except as may otherwise be required by law, and subject to the provisions of such resolution or resolutions as may be adopted by the Board pursuant to Section (A) of this Article VI granting the holders of one or more series of Preferred Stock exclusive voting powers with respect to any matter, each holder of Common Stock may have one vote in respect to each share of Common Stock held on all matters voted upon by the stockholders.

            4. The number of authorized shares of Preferred Stock and each class of Common Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of shares having a majority of the total number of votes which may be cast in the election of directors of the Corporation by all stockholders entitled to vote in such an election, voting together as a single class.

                                   ARTICLE VII

                               BOARD OF DIRECTORS

                  Section A. Powers of the Board of Directors. The business of the Corporation shall be managed by a board of directors. The board of directors shall have the power, unless and to the extent that the board may from time to time by resolution relinquish or modify the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to, or repeal the Bylaws of the Corporation.

                  Section B. Vacancies. Except as otherwise provided for or fixed pursuant to the provisions of Article VI hereof relating to the rights of the holders of any series of Preferred Stock to elect additional directors, newly created directorships resulting from any increase in the authorized number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled as set forth in the Bylaws of the Corporation.

                  Section C. Directors Elected by Holders of Preferred Stock. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article VI hereof, then upon commencement and for the duration of the period during which such right continues (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to such provisions, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to such provisions, whichever occurs earlier. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly. Notwithstanding the foregoing, whenever, pursuant to the provisions of Article VI hereof, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation.

                  Section D. Number of Directors Constituting the Board. The number of directors that shall constitute the full Board, other than any directors elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article VI hereof, shall be fixed by the Bylaws of the Corporation.

                  Section E. Election of Directors. The directors of the Corporation shall not be required to be elected by written ballots unless the Bylaws of the Corporation so provide.

                                  ARTICLE VIII

                      [RESTRICTION ON BUSINESS COMBINATIONS

      The Corporation will be governed by Del. Code Ann. tit. 8, Section 203
(1991).]

                                   ARTICLE IX

                         DURATION OF CORPORATE EXISTENCE

      The Corporation is to have perpetual existence.

                                    ARTICLE X

                               DIRECTOR LIABILITY

      No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this Article X shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of Title 8 of the Delaware Code (the Delaware General Corporation
Law); or (iv) for any transaction from which the director derived an improper personal benefit. In the event that the Delaware General Corporation Law or any successor thereto is amended with respect to the permissible limits of directors' liability, this Article X shall be deemed to provide the fullest limitation on liability permitted under such amended statute. Any repeal or modification of this Article X by the stockholders of the Corporation only shall be applied prospectively, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the personal liability of a director of the Corporation existing immediately prior to such repeal or modification.

                                   ARTICLE XI

                              RESERVATION OF RIGHTS

      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute.

      IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, which amends and restates the provisions of the Certificate of Incorporation of the Corporation and which has been duly adopted in accordance with Section 241 and 245 of the General Corporation Law of the State of Delaware, as the Corporation has not yet received payment for its capital stock, has been executed by its directors this 18th day of May, 1998.


                                        /s/ Terrence P. McKenna
                                        -------------------------------
                                        Terrence P. McKenna, Director


                                        /s/ Rinaldo R. Tedeschi
                                        -------------------------------
                                        Rinaldo R. Tedeschi, Director


                                        /s/ David J. Langevin
                                        -------------------------------
                                        David J. Langevin, Director

                               FIRST AMENDMENT TO

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                  ENVIRONMENTAL SYSTEMS PRODUCTS HOLDINGS INC.

      Environmental Systems Products Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

      1. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 12, 1998.

      2. The Corporation's Amended and Restated Certificate of Incorporation, which amended and restated the original Certificate of Incorporation, was filed on May 19, 1998.

      3. This First Amendment to the Amended and Restated Certificate of Incorporation contained herein was declared advisable and adopted by the Board of Directors on June 9, 1998 and has been duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware, as the Corporation has not yet received any payment for its capital stock.

      4. The text of Article IV of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

                                   ARTICLE IV

                                  CAPITAL STOCK

      The Corporation shall have the authority to issue a total of 125,000,000 shares of capital stock, consisting of 120,000,000 shares of Common Stock with a par value of $.0001 and 5,000,000 shares of Preferred Stock with a par value of $.01.

      IN WITNESS WHEREOF, this First Amendment to the Amended and Restated Certificate of Incorporation, has been duly adopted in accordance with Section 241 of the General Corporation Law of the State of Delaware and has been executed by all of its directors on this 9th day of June, 1998.


                                        /s/ Terrence P. McKenna
                                        ------------------------------
                                        Terrence P. McKenna, Director


                                        /s/ Rinaldo R. Tedeschi
                                        ------------------------------
                                        Rinaldo R. Tedeschi, Director


                                        /s/ David J. Langevin
                                        ------------------------------
                                        David J. Langevin, Director


                                        /s/ Amanda Shipman
                                        ------------------------------
                                        Amanda Shipman, Director

            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                  ENVIRONMENTAL SYSTEMS PRODUCTS HOLDINGS INC.

      Environmental Systems Products Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

      1. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 12, 1998.

      2. The Certificate of Incorporation was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 19, 1998.

      3. This Second Amended and Restated Certificate of Incorporation amends and restates the original Certificate of Incorporation as amended and restated by the Amended and Restated Certificate of Incorporation.

      4. This Second Amended and Restated Certificate of Incorporation and the amendments to the Certificate of Incorporation contained herein were declared advisable and adopted by the Board of Directors on October 13, 1998 and have been duly adopted in accordance with the provisions of Section 241 and 245 of the General Corporation Law of the State of Delaware, as the Corporation has not yet received any payment for its capital stock.

      5. The text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

                                    ARTICLE I

                                      NAME

      The name of the corporation is: Environmental Systems Products Holdings Inc. (the "Corporation").

                                   ARTICLE II

                     REGISTERED OFFICE AND REGISTERED AGENT

      The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

                                   ARTICLE III

                                     PURPOSE

      The purpose or purposes for which the Corporation is organized are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as from time to time amended.

                                   ARTICLE IV

                                  CAPITAL STOCK

      The Corporation shall have the authority to issue a total of 125,000,000 shares of capital stock, each with a par value of $ 0.0001, consisting of 120,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

                                    ARTICLE V

                                  COMMON STOCK

      The Common Stock shall be divided into two series, of which 110,000,000 shares shall be designated "Voting Common Stock" and 10,000,000 shares shall be designated "Nonvoting Common Stock." All shares of the Voting Common Stock and the Nonvoting

Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions, except that the Nonvoting Common Stock shall be denied all voting rights except as otherwise required by the General Corporation Law of the State of Delaware. Except as required by law, the holders of shares of Voting Common Stock shall be entitled to one vote per share of Voting Common Stock on all matters on which stockholders of the Corporation have the right to vote.

                                   ARTICLE VI

                                 PREFERRED STOCK

                  Section A. Preferred Stock. The Corporation is authorized to issue shares of Preferred Stock from time to time in one or more series as may from time to time be determined by the Board of Directors of the Corporation (the "Board"), each of such series to be distinctly designated. The voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, if any, of each such series may differ from those of any and all other series of Preferred Stock at any time outstanding, and the Board is hereby expressly granted authority to fix or alter, by resolution or resolutions, the designation, number, voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of each such series, including, but without limiting the generality of the foregoing, the following:

            1. The distinctive designation of, and the number of shares of Preferred Stock that shall constitute, such series, which number (except where otherwise provided by the Board in the resolution establishing such series) may be increased (but not above the total number of shares of Preferred Stock) or decreased (but not below the number of shares of such series then outstanding) from time to time by like action of the Board.

            2. The rights in respect of dividends, if any, of such series of Preferred Stock, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes or any other series of the same or other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or noncumulative.

            3. The right, if any, of the holders of such series of Preferred Stock to convert the same into, or exchange the same for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the Corporation, and the terms and conditions of such conversion or exchange.

            4. Whether or not shares of such series of Preferred Stock shall be subject to redemption, and the redemption price or prices and the times at which, and the terms and conditions on which, shares of such series of Preferred Stock may be redeemed.

            5. The rights, if any, of the holders of such series of Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or in the event of any merger or consolidation of or sale of assets by the Corporation.

            6. The terms of any sinking fund or redemption or purchase account, if any, to be provided for shares of such series of the Preferred Stock.

            7. The voting powers, if any, of the holders of any series of Preferred Stock generally or with respect to any particular matter, which may be less than, equal to or greater than one vote per share, and which may, without limiting the generality of the foregoing, include the right, voting as a series by itself or together with the holders of any other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation generally or under such specific circumstances and on such conditions as shall be provided in the resolution or resolutions of the Board adopted pursuant hereto, including, without limitation, in the event there shall have been a default in the payment of dividends on or redemption of any one or more series of Preferred Stock.

                  Section B. Rights of Preferred Stock.

            1. After the provisions with respect to preferential dividends on any series of Preferred Stock (fixed in accordance with the provisions of Section (A) of this Article VI), if any, shall have been satisfied and after the Corporation shall have complied with all the requirements, if any, with respect to redemption of, or the setting aside of sums as sinking funds or redemption or purchase accounts with respect to, any series of Preferred Stock (fixed in accordance with the provisions of Section (A) of this Article VI), and subject further to any other conditions that may be fixed in accordance with the provisions of Section (A) of this Article VI, then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board.

            2. In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after distribution in full of the preferential amounts, if any (fixed in accordance with the provisions of Section
(A) of this Article VI), to be distributed to the holders of Preferred Stock by reason thereof, the holders of Common Stock shall, subject to the additional rights, if any (fixed in accordance with the provisions of Section (A) of this Article VI), of the holders of any outstanding shares of Preferred Stock, be entitled to receive all of the remaining assets of the Corporation, tangible or intangible, of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

            3. Except as may otherwise be required by law, and subject to the provisions of such resolution or resolutions as may be adopted by the Board pursuant to Section (A) of this Article VI granting the holders of one or more series of Preferred Stock exclusive voting powers with respect to any matter, each holder of Common Stock may have one vote in respect of each share of Common Stock held on all matters voted upon by the stockholders.

            4. The number of authorized shares of Preferred Stock and each class of Common Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of shares having a majority of the total number of votes which may be cast in the election of directors of the Corporation by all stockholders entitled to vote in such an election, voting together as a single class.

                                   ARTICLE VII

                               BOARD OF DIRECTORS

                  Section A. Powers of the Board of Directors. The business of the Corporation shall be managed by a board of directors. The board of directors shall have the power, unless and to the extent that the board may from time to time by resolution relinquish or modify the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to, or repeal the Bylaws of the Corporation.

                  Section B. Vacancies. Except as otherwise provided for or fixed pursuant to the provisions of Article VI hereof relating to the rights of the holders of any series of Preferred Stock to elect additional directors, newly created directorships resulting from any increase in the authorized number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause shall be filled as set forth in the Bylaws of the Corporation.

                  Section C. Directors Elected by Holders of Preferred Stock. During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article VI hereof, then upon commencement and for the duration of the period during which such right continues (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to such provisions, and (ii) each such additional director shall serve until such director's successor shall have been duly elected and qualified, or until such director's right to hold such office terminates pursuant to such provisions, whichever occurs earlier. Except as otherwise provided by the Board in the resolution or resolutions establishing such series, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total and authorized number of directors of the Corporation shall be reduced accordingly. Notwithstanding the foregoing, whenever, pursuant to the provisions of Article VI hereof, the holders of any one or more series of Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Certificate of Incorporation.

                  Section D. Number of Directors Constituting the Board. The number of directors that shall constitute the full Board, other than any directors elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article VI hereof, shall be fixed by the Bylaws of the Corporation.

                  Section E. Election of Directors. The directors of the Corporation shall not be required to be elected by written ballots unless the Bylaws of the Corporation so provide.

                                  ARTICLE VIII

                      RESTRICTION ON BUSINESS COMBINATIONS

      The Corporation will be governed by Del. Code Ann. tit. 8, Sections 203
(1991).

                                   ARTICLE IX

                         DURATION OF CORPORATE EXISTENCE

      The Corporation is to have perpetual existence.

                                    ARTICLE X

                               DIRECTOR LIABILITY

      No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this Article X shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of Title 8 of the Delaware Code (the General Corporation Law of the State of Delaware); or (iv) for any transaction from which the director derived an improper personal benefit. In the event that the Delaware General Corporation Law or any successor thereto is amended with respect to the permissible limits of directors' liability, this Article X shall be deemed to provide the fullest limitation on liability permitted under such amended statute. Any repeal or modification of this Article X by the stockholders of the Corporation only shall be applied prospectively, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the personal liability of a director of the Corporation existing immediately prior to such repeal or modification.

                                   ARTICLE XI

                              RESERVATION OF RIGHTS

      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute.

      IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation, which amends and restates the provisions of the Certificate of Incorporation of the Corporation and which has been duly adopted in accordance with Section 241 and 245 of the General Corporation Law of the State of Delaware, as the Corporation has not yet received payment for its capital stock, has been executed by its directors this 8th day of October, 1998.


                                        /s/ Terrence P. McKenna
                                        -----------------------------
                                        Terrence P. McKenna, Director


                                        /s/ Rinaldo R. Tedeschi
                                        -----------------------------
                                        Rinaldo R. Tedeschi, Director


                                        /s/ David J. Langevin
                                        -----------------------------
                                        David J. Langevin, Director


                                        /s/ Eric Walters
                                        -----------------------------
                                        Eric Walters, Director

                 CERTIFICATE OF CORRECTION OF SECOND AMENDED AND
                    RESTATED CERTIFICATE OF INCORPORATION OF

                  ENVIRONMENTAL SYSTEMS PRODUCTS HOLDINGS INC.

                             A Delaware Corporation

      Environmental Systems Products Holdings Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies to the following:

      1. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 12, 1998;

      2. The Corporation's original Certificate of Incorporation was amended and restated pursuant to the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 19, 1998;

      3. The Corporation's Amended and Restated Certificate of Incorporation was further amended pursuant to the First Amendment to Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on June 17, 1998:

      4. The Corporation filed the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 9, 1998;

      5. The Second Amended and Restated Certificate of Incorporation contained an error in paragraph number 4 in which the Corporation certified that the Second Amended and Restated Certificate of Incorporation was declared advisable and adopted by the Board of Directors of the Corporation on August 5, 1998.

      6. Pursuant to Section 103(f) of the General Corporation Law of the State of Delaware, the Second Amended and Restated Certificate of Incorporation is hereby corrected to state accurately the date on which the Second Amended and Restated Certificate of Incorporation was declared advisable and adopted by the Board of Directors of the Corporation.

                  Paragraph 4 of the Second Amended and Restated Certificate of Incorporation shall read as follows:

      "4. This Second Amended and Restated Certificate of Incorporation and the amendments to the Certificate of Incorporation contained herein were declared advisable and adopted by the Board of Directors on October 7, 1998 and have been duly adopted in accordance with the provisions of
      Section 241 and 245 of the General Corporation Law of the State of Delaware, as the Corporation has not yet received any payments for its capital stock."

      The undersigned, Terrence P. McKenna, Chairman of the Board, President and Chief Executive Officer of the Corporation, hereby declares and certifies that the foregoing is the act of the Corporation and that the facts stated herein are true and accordingly, has set his hand this 12th day of October, 1998.


                                    /s/ Terrence P. McKenna
                                    ------------------------------------
                                    Terrence P. McKenna
                                    Chairman of the Board, President and
                                    Chief Executive Officer

                         FIRST CERTIFICATE OF AMENDMENT

                                       OF

            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                  AFTER THE PAYMENT OF ANY PART OF THE CAPITAL

                                       OF

                  ENVIRONMENTAL SYSTEMS PRODUCTS HOLDINGS INC.

It is hereby certificated that:

1. The name of the corporation (hereinafter called the "Corporation") is Environmental Systems Products Holdings Inc.

2. The Corporation's original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 12, 1998.

3. The Corporation's Certificate of Incorporation was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 19,1998.

4. The Corporation's Amended and Restated Certificate of Incorporation was amended by the First Amendment to the Amended and Restated Certificate of Incorporation of the Corporation, filed with the Secretary of State of the State of Delaware on June 17, 1998.

5. The Corporation's Amended and Restated Certificate of Incorporation was amended and restated by the Second Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 9, 1998.

6. The Corporation's Second Amended and Restated Certificate of Incorporation was corrected by the Certificate of Correction filed with the Secretary of State of the State of Delaware on October 13, 1998.

7. The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Article IV thereof and substituting in lieu of said Article the following new Article IV as follows:

                                   ARTICLE IV

                                  CAPITAL STOCK

The Corporation shall have the authority to issue a total of 3,000 shares of capital stock, each with a par value of $.0001, consisting of 2,500 shares of Common Stock and 500 shares of Preferred Stock.

The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by striking out Article V thereof and substituting in lieu of said Article the following new Article V as follows:

                                    ARTICLE V

                                  COMMON STOCK

      The Common Stock shall be divided into two series, of which 2,000 shares shall be designated "Voting Common Stock" and 500 shares shall be designated "Nonvoting Common Stock." All shares of the Voting Common Stock and the Nonvoting Common Stock shall be identical in all respects and entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions, except that the Nonvoting Common Stock shall be denied all voting rights except as otherwise required by the General Corporation Law of the State of Delaware. Except as required by law, the holders of shares of Voting Common Stock shall be entitled to one vote per share of Voting Common Stock on all matters in which stockholders of the Corporation have the right to vote.

      IN WITNESS WHEREOF, this First Amendment to the Second Amended and Restated Articles of Incorporation has been duly adopted by the Sole Stockholder of the Corporation in accordance with Sections 228 and 241 of the General Corporation Law of the State of Delaware on this 22nd day of October, 1998.


                                     /s/ Terrence P. McKenna
                                     -------------------------------------
                                     Terrence P. McKenna, President and
                                     Chief Executive Officer